UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2014
Date of Report (Date of earliest event reported)

DIAMANTE MINERALS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-55233	27-3816969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 - 1634 Harvey Avenue Kelowna, British Columbia	V1Y 6G2
(Address of principal executive offices)	(Zip Code)

250-860-8599
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to current report on Form 8-K/A (this "Amendment") amends the current report on Form 8-K, dated October 16, 2014, filed by Diamante Minerals, Inc. (the "Company") with the U.S. Securities and Exchange Commission (the "Original Form 8-K"). As previously disclosed in the Original Form 8-K, on October 16, 2014, the Company entered into an Employment Agreement (the "Employment Agreement") with Chad Ulansky to be employed by the Company as its Chief Executive Officer for three years. Also as previously disclosed in the Original Form 8-K, the Company has the right to pay the salary or any other amounts payable to Mr. Ulansky in form of deferred stock units of the Company. The sole purpose of this Amendment is to include a description of the Deferred Share Unit Plan (the "Plan") entered into with Mr. Ulansky in Item 5.02 below and to file the Plan as an exhibit as shown below. No other changes have been made to the Original Form 8-K.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01       Entry Into a Material Definitive Agreement

As previously disclosed in the Original Form 8-K, on October 16, 2014, Diamante Minerals Inc. (the "Company") entered into the Employment Agreement with Chad Ulansky to be employed by the Company as its Chief Executive Officer for three years. The descriptions of the Employment Agreement in this Amendment and the Original Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreements.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Ulansky is entitled to participate in the Company's Deferred Share Unit Plan, a copy of which is attached as Exhibit 10.1 to this Amendment. Under the Plan, at the sole election of the Company, exercised at the end of each financial quarter, Mr. Ulansky may receive his base salary due in that financial quarter in the form of Deferred Share Units, the number of which will be determined by dividing Mr. Ulansky's base salary earned in such financial quarter by the fair market value of the common shares of the Company determined in accordance with the Plan. At the end of Mr. Ulansky's employment with the Company, he may elect to receive one common share in the capital of the Company in respect of each whole Deferred Share Unit credited to his account or cash equal to the fair market value of such share.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits
Exhibit Number	Description
10.1	Deferred Share Unit Plan for Chad Ulansky dated October 16, 2014

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DIAMANTE MINERALS INC.
DATE: September 8, 2015	By: /s/ Chad Ulansky Chad Ulansky Chairman and Chief Executive Officer

3.